EXHIBIT 10.45

*** indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

CHANGE ORDER FORM

Increase to Insurance Provisional Sum

PROJECT NAME: Sabine Pass LNG Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: November 11, 2011	CHANGE ORDER NUMBER: CO-00021 DATE OF CHANGE ORDER: April 17, 2013

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.	The Insurance Provisional Sum specified in Article 1.3 of Attachment EE, Schedule EE-1 of the Agreement was originally *** U.S. Dollars (U.S. $***). Change Order CO-00002, executed on June 4, 2012, increased the value by $*** resulting in a new Insurance Provisional Sum of *** U.S. Dollars (U.S. $***). This Change Order will increase the Insurance Provisional Sum by $*** for a new value of *** U.S. Dollars (U.S. $***).

2.	The Aggregate Provisional Sum prior to this Change Order was Two Hundred Fifty Eight Million, Seven Hundred Four Thousand, Four Hundred Sixty One U.S. Dollars (U.S. $258,704,461). This Change Order will amend that value and the new value shall be Three Hundred One Million, Two Hundred Eighty Seven Thousand, Eight Hundred Twenty Nine U.S. Dollars (U.S. $301,287,829).

3.	This Change Order will increase the Contract price by an amount of $42,583,368 which will all be allocated to an increase in the aggregate provisional sum as noted in item 2 of this Change Order. Accordingly, the Agreement is modified as follows:

a.	Schedule C-1 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the Milestone(s) listed in Exhibit A of this Change Order.

4.	The overall cost breakdown data associated with securing the required Insurance is provided in Exhibit B of this Change Order.

Adjustment to Contract Price
The original Contract Price was	$3,900,000,000
Net change by previously authorized Change Orders (#0001-00020)	$65,299,908
The Contract Price prior to this Change Order was	$3,965,299,908
The Contract Price will be (increased/(decreased)) by this Change Order in the amount of	$42,583,368
The new Contract Price including this Change Order will be	$4,007,883,276

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified): No impact to Project Schedule.

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes. See sections 1,2,3 and Exhibits A and B of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:

[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials:             Contractor             Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials:             Contractor             Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Ed Lehotsky	/s/ JT Jackson
Owner	Contractor
Ed Lehotsky	JT Jackson
Name	Name
VP LNG Project Management	Sr. Vice President
Title	Title
May 6, 2013	April 19, 2013
Date of Signing	Date of Signing

CHANGE ORDER FORM

Removal of LNG Static Mixer Scope

PROJECT NAME: Sabine Pass LNG Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: November 11, 2011	CHANGE ORDER NUMBER: CO-00022 DATE OF CHANGE ORDER: May 8, 2013

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.	Per Article 6.1.B of the Agreement, Parties agree Bechtel will cancel all work associated with Items 1(a-e), 8, and 13 of Change Order 00015, dated November 8, 2012, wherein Bechtel and Owner agreed to install two static mixers at the East and West Jetty locations in the Existing Facility.

a.	The Previous Existing Facility Labor Provisional Sum in Article 2.2 of Attachment EE of the Agreement was *** U.S. Dollars ($***) and *** hours for direct craft. This Change Order will amend the previous values respectively to *** U.S. Dollars ($***) and *** hours.

b.	The previous Aggregate Provisional Sum prior to this Change Order was Three Hundred One Million, Two Hundred Eighty Seven Thousand, Eight Hundred Twenty Nine U.S. Dollars (U.S. $301,287,829). This Change Order will amend that value and the new value shall be Three Hundred Million, Nine Hundred Forty One Thousand, Five Hundred Twenty Two U.S. Dollars ($300,941,522).

2.	This Contract Change Order will decrease the Contract price by a fixed lump sum amount of $3,186,779. Accordingly, the Agreement is modified as follows:

a.	Schedule C-1 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the Milestone(s) listed in Exhibit A of this Change Order.

3.	The overall cost breakdown data for this change is provided in Exhibit B of this Change Order.

Adjustment to Contract Price
The original Contract Price was	$3,900,000,000
Net change by previously authorized Change Orders (#00001-00021)	$107,883,276
The Contract Price prior to this Change Order was	$4,007,883,276
The Contract Price will be (decreased) by this Change Order in the amount of	$(3,186,779)
The new Contract Price including this Change Order will be	$4,004,696,497

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified): No impact to Project Schedule.

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes. See sections 2 and 3 and Exhibit A and B of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:

[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials:             Contractor             Owner

[~~B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials:             Contractor             Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Ed Lehotsky	/s/ JT Jackson
Owner	Contractor
Ed Lehotsky	JT Jackson
Name	Name
VP LNG Project Management	Sr. Vice President
Title	Title
June 10, 2013	May 8, 2013
Date of Signing	Date of Signing

CHANGE ORDER FORM

Revised LNG Rundown Line

PROJECT NAME: Sabine Pass LNG Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: November 11, 2011	CHANGE ORDER NUMBER: CO-00023 DATE OF CHANGE ORDER: May 30, 2013

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.	Per Article 6.1.B of the Agreement, Parties agree Bechtel will revise the LNG Rundown Line to provide operational flexibility enabling Owner to send LNG from Trains 1 and 2 to Tanks 1, 2, and 3 during ship loading. The work will be completed in accordance with the Scope of Work detailed in Exhibit A of this Change Order.

2.	This Contract Change Order will increase the Contract price by an amount of $8,689,836 which includes $2,819,408 Provisional Sum and $5,870,428 lump sum adjustment. Accordingly, the Agreement is modified as follows:

a.	Schedule C-1 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the Milestone(s) listed in Exhibit C of this Change Order.

3.	The overall cost breakdown data for this change is provided in Exhibit D of this Change Order.

4.	Exhibit D details the cost breakdown for the Provisional Sum portion of this Change Order:

a.	The Previous Existing Facility Labor Provisional Sum in Article 2.2 of Attachment EE of the Agreement was *** U.S. Dollars ($***) and *** direct man hours. This Change Order will amend the previous values respectively to *** U.S. Dollars ($***) and *** hours.

b.	The previous Aggregate Provisional Sum prior to this Change Order was Three Hundred Million, Nine Hundred Forty One Thousand, Five Hundred Twenty Two U.S. Dollars ($300,941,522). This Change Order will amend that value and the new value shall be Three Hundred Three Million, Seven Hundred Sixty Thousand, Nine Hundred Thirty U.S. Dollars ($303,760,930).

5.	Drawings for this Change Order are provided in Exhibit E.

Adjustment to Contract Price
The original Contract Price was	$3,900,000,000
Net change by previously authorized Change Orders (#00001-00022)	$104,696,497
The Contract Price prior to this Change Order was	$4,004,696,497
The Contract Price will be (increased) by this Change Order in the amount of	$8,689,836
The new Contract Price including this Change Order will be	$4,013,386,333

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified): No impact to Project Schedule.

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes. See sections 2, 3, and 4 and Exhibit B, C, and D of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:

[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials:             Contractor             Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials:             Contractor             Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Ed Lehotsky	/s/ Sergio Buoncristiano
Owner	Contractor
Ed Lehotsky	Sergio Buoncristiano
Name	Name
VP LNG Project Management	Principal Vice President
Title	Title
June 24, 2013	June 4, 2013
Date of Signing	Date of Signing

CHANGE ORDER FORM

Reroute Condensate Header, Substation HVAC Stacks, Inlet Metering Station Pile Driving

PROJECT NAME: Sabine Pass LNG Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: November 11, 2011	CHANGE ORDER NUMBER: CO-00024 DATE OF CHANGE ORDER: June 11, 2013

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.	Per Article 6.1.B of the Agreement, Parties agree Bechtel will revise the routing of the stabilized condensate line and condensate header to ensure spill containment. The scope of work is detailed below:

a.	Within the battery limit, the stabilized condensate line will be routed as a 3” line to the north from the Condensate Stabilizer V-1810.

b.	Upon exiting the north ISBL, the stabilized condensate line will tie into a 6” condensate header within the 135R02 pipe rack.

c.	3” double block and bleed valves will be provided for Trains 3 and 4 within the 135R02 pipe rack.

d.	6” double block and bleed valves for Stage 2 condensate header tie-in will be deleted. These were previously provided in executed Change Order CO-00017, dated December 21, 2012.

e.	The 6” condensate header will be routed in the following way:

i.	West to east through pipe rack 135R02;

ii.	South through 135R01;

iii.	East through pipe rack 121R02 and 121R01

iv.	South through 126R02

f.	The 4” double block and bleed valves will be provided for a future connection at the intersection of pipe racks 121R01 and 126R01. The tie-ins will be oriented to the east.

g.	Exclusions and clarifications for this scope of work include:

i.	No pre-investment piping for Stage 2 will be provided - only double block and bleed tie-in valves for Trains 3 and 4.

ii.	No off-specification condensate handling system will be provided. Handling of off-specification condensate from Unit 18 will be SPL’s responsibility.

iii.	No isolation valves will be provided at the SPL/Bechtel interface location. Isolation valves are already provided at the battery limit of each LNG train.

iv.	SPL/Bechtel tie-in interface will be located at the mid-level pipe rack, elevation 145’-6”, rather than the lower level originally requested by SPL due to congestion.

v.	The safety review of Unit 23 and the closure of action items 18.04 and 18.06 from the unit 18 HAZOP will be SPL’s responsibility and excluded from this Change Order.

vi.	Any modifications to systems upstream of SPL’s scope of work resulting from the subsequent Unit 23 safety review are excluded from this Change Order.

2.	Exhibit A details the cost breakdown for the condensate header portion of the Change Order.

3.	Exhibit B shows the changes to the drawings associated with this portion of the Change Order.

4.	Per Article 6.1.B of the Agreement, Parties agree Bechtel will provide HVAC stacks on electrical substation buildings in the process area to avoid ethylene vapor clouds in the area of the substation building. The scope of work is detailed below:

a.	Each HVAC unit at the substation will have a dedicated stainless steel, self-supporting air intake stack. The pads for the HVAC units will be extended to include the air intake stacks.

b.	The specific units associated with this portion of the scope are detailed in Exhibit G.

5.	Exhibit C details the cost breakdown for the HVAC stacks portion of this Change Order.

6.	Per Article 6.1.B of the Agreement, Parties agree Bechtel will direct its piling contractor to install piles at the Inlet Feed Gas Metering Stations as provided for in Exhibit H. The scope of work is detailed below:

a.	Soil improvement in this area will be extended to a depth of 6 feet.

b.	SPL will be responsible for installing fencing, pile caps, related site work, access ways, and all other work within the Gas Metering Station area.

7.	Exhibit D details the cost breakdown for installation of additional piles at the Metering Station.

8.	The overall cost breakdown for these changes is detailed in Exhibit E and described as follows:

a.	This Change Order will increase the Contract price by a fixed lump sum amount of $3,398,169.

b.	The Previous Existing Facility Labor Provisional Sum in Article 2.2 of Attachment EE of the Agreement was *** U.S. Dollars ($***) and *** hours. This Change Order will amend the previous values respectively to *** U.S. Dollars ($***) and *** hours.

c.	The previous Aggregate Provisional Sum prior to this Change Order was Three Hundred Three Million, Seven Hundred Sixty Thousand, Nine Hundred Thirty U.S. Dollars ($303,760,930). This Change Order will amend that value and the new value shall be Three Hundred Three Million, Seven Hundred Seventy Five Thousand, Three Hundred Twenty Four U.S. Dollars ($303,775,324).

9.	Schedule C-1 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the Milestone(s) listed in Exhibit F of this Change Order.

Adjustment to Contract Price
The original Contract Price was	$3,900,000,000
Net change by previously authorized Change Orders (#00001-00023)	$113,386,333
The Contract Price prior to this Change Order was	$4,013,386,333
The Contract Price will be (increased) by this Change Order in the amount of	$3,412,563
The new Contract Price including this Change Order will be	$4,016,798,896

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified): No impact to Project Schedule.

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes. See sections 2, 5, 7, 8, 9 and Exhibit A, C, D, E, and F of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:

[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials:             Contractor             Owner

[~~B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials:             Contractor             Own~~er

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Ed Lehotsky	/s/ Sergio Buoncristiano
Owner	Contractor
Ed Lehotsky	Sergio Buoncristiano
Name	Name
VP LNG Project Management	Principal Vice President
Title	Title
July 8, 2013	June 11, 2013
Date of Signing	Date of Signing

CHANGE ORDER FORM

FEED Gas Header Connection Impacts/Metering Station Interface

PROJECT NAME: Sabine Pass LNG Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: November 11, 2011	CHANGE ORDER NUMBER: CO-00025 DATE OF CHANGE ORDER: June 11, 2013

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.	Per Article 6.1.B of the Agreement, Parties agree Bechtel will implement the pipeline interface modifications. The scope of work is detailed below:

a.	Addition of two (2) aboveground 48” feed gas manifolds in Bechtel’s scope of work. Each manifold will have two (2) 42” flanged connections. The flanged connections will be located at Easting coordinate 2468.

b.	The four (4) 42” flanged connections also mark the ASME B31.8 scope break. All piping provided by Bechtel will be designed to ASME B31.3.

c.	The manifolds are connected by an aboveground 36” interconnecting pipe with two (2) ball valves. An equalization line and valves will be required.

d.	Routing of feed gas piping will be done by Bechtel. Each feed gas line will include an aboveground 42” ball valve with an equalization line and valves.

e.	Installation of a bridge on or over the portion of Heavy Hail Rd. crossed by the underground feed gas piping will be performed by Bechtel.

f.	Bechtel will install 2x12 fiber direct burial cables from the liquefaction facilities to the metering facilities. The cables should be in PVC/HDPE sleeves underground and protected with a concrete cap. Scope will include connecting to the sleeves at the fence line and running the fiber cables into the metering buildings and terminate in the building patch panels provided with the buildings.

g.	Bechtel to provide two (2) future underground sleeves to the fence line for future metering buildings.

h.	Increase the size of the power feeder from 30A to 50A with a second spare underground conduit/sleeve from the pipe rack to the fence line for future expansion.

i.	Pressure test on the Bechtel provided piping will be performed according to the ANSI B31.3 before the tie-ins are made with the pipeline flanges. After pressure testing, Bechtel will bolt up with pipeline flanges and torque the bolts according to the requirements.

j.	The drawing entitled Exhibit A of this Change Order depicts the work for the scope listed above.

2.	Per Article 6.1B of the Agreement, Parties agree Bechtel will address the following changes and impacts resulting from SPL, LLC increasing the footprint of the Metering Station area:

a.	The warehouse and the associated trailer will be moved to Laydown Yard 1 and require electrical changes.

b.	New fencing will be added around the metering skid by SPL.

c.	Bechtel subcontractor will extend the fiber connection to the new warehouse location.

d.	The drawings entitled Exhibit B depict the location for the changes and impacts of the increased footprint.

3.	This Contract Change Order will increase the Contract price by an amount of $10,791,224 which includes $16,800 Provisional Sum and $10,774,424 lump sum.

4.	Exhibit C details the lump sum cost breakdown for this portion of the Change Order.

5.	The overall cost breakdown for this Change Order is detailed in Exhibit D and described as follows:

a.	The previous Soils Provisional Sum in Article 2.1 of Attachment EE of the Agreement was *** U.S. Dollars ($***). This Change Order will amend the previous value and increase the value by $***. The new Soils Provisional Sum is now *** U.S. Dollars ($***).

b.	The previous Aggregate Provisional Sum prior to this Change Order was Three Hundred Three Million, Seven Hundred Seventy Five Thousand, Three Hundred Twenty Four U.S. Dollars ($303,775,324). This Change Order will amend that value and the new value shall be Three Hundred Three Million, Seven Hundred Ninety Two Thousand, One Hundred Twenty Four U.S. Dollars ($303,792,124).

6.	Schedule C-1 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the Milestone(s) listed in Exhibit E of this Change Order.

Adjustment to Contract Price
The original Contract Price was	$3,900,000,000
Net change by previously authorized Change Orders (#00001-00024)	$116,798,896
The Contract Price prior to this Change Order was	$4,016,798,896
The Contract Price will be (increased) by this Change Order in the amount of	$10,791,224
The new Contract Price including this Change Order will be	$4,027,590,120

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified): No impact to Project Schedule.

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes. See sections 3, 4, 5 and Exhibits C, D, and E of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:

[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials:             Contractor             Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials:             Contractor             Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Ed Lehotsky	/s/ Sergio Buoncristiano
Owner	Contractor
Ed Lehotsky	Sergio Buoncristiano
Name	Name
VP LNG Project Management	Principal Vice President
Title	Title
June 11, 2013
Date of Signing	Date of Signing